UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2015
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)
Registrant’s telephone number, including area code: (415) 788-0100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2015, CAI International, Inc. (the  “Company”) and Container Applications Limited (“CAL”), a wholly owned subsidiary of the Company, entered into Amendment No. 3 (the “Amendment”) to that Third Amended and Restated Revolving Credit Agreement dated March 15, 2013 by and among the Company, CAL, the lending institutions listed on Schedule I thereto, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Union Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Union Bank, N.A. and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago Branch), JPMorgan Chase Bank, N.A. and Sovereign Bank, N.A, as co-agents (as amended and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time the "Revolving Credit Agreement").

Among other things, the Amendment reduces the Applicable Margin on all loans under the Revolving Credit Agreement by .25%, extends the Maturity Date to March 15, 2020 and increases the total loan commitment under the Revolving Credit Agreement to $775,000,000.  Except as described above, the other terms of the Revolving Credit Agreement remain substantially the same.

The foregoing summary of the Amendment does not purport to be complete, and is subject to and is qualified in its entirety by the terms of the Amendment, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1
Amendment No. 3 to Third Amended and Restated Revolving Credit Agreement, dated January 30, 2015, by and among CAI International, Inc., Container Applications Limited, Bank of America, N.A. and the other lending  institutions from time to time party to the Third Amended and Restated Revolving Credit Agreement, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago Branch), JPMorgan Chase Bank, N.A. and Santander Bank, N.A., as co-agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: February 5, 2015	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Amendment No. 3 to Third Amended and Restated Revolving Credit Agreement, dated January 30, 2015, by and among CAI International, Inc., Container Applications Limited, Bank of America, N.A. and the other lending  institutions from time to time party to the Third Amended and Restated Revolving Credit Agreement, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago Branch), JPMorgan Chase Bank, N.A. and Santander Bank, N.A., as co-agents.